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                                   EXHIBIT NO. 6

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                                   WELCOME TO


                                 NATIONWIDE LIFE
                                INSURANCE COMPANY
                                        &
                               NATIONWIDE LIFE AND
                            ANNUITY INSURANCE COMPANY


                                  SPECIMEN COPY




VLOB-41                                                                  (11/97)

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                                        / /  NATIONWIDE LIFE INSURANCE COMPANY
                                        / /  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE                                               P.O. Box 182150, Columbus, OH 43218-2150
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1.  PRIMARY INSURED
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    Name of Primary Insured_______________________________________ Sex ______ Age _________ Date of Birth _______/_____/_______
    (FIRST, MIDDLE, LAST)
    Birth Place____________________________________ Drivers License #__________________ Social Security Number___ - ___ -______
    Address________________________________________________ City ______________________ State ___________________ Zip _________
    Occupation___________________________________________ Former Name (IF APPLICABLE)__________________________________________
    Telephone - Home       ( _________ ) ________________ Best Time To Call:           ____________ A.M. ____________ P.M.
    Telephone - Business   ( _________ ) ________________ Best Time To Call:           ____________ A.M. ____________ P.M.
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2.  SPOUSE (IF TO BE INSURED ON A SPOUSE RIDER.)
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    Name of Spouse_________________________________________________ Sex_______ Age _________ Date of Birth _____ /_____/_______
    (FIRST, MIDDLE, LAST)
    Birth Place____________________________________ Drivers License #__________________ Social Security Number___ - ____-______
    Address________________________________________________ City ______________________ State ___________________ Zip _________
    Occupation___________________________________________ Former Name (IF APPLICABLE)__________________________________________
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3.  CHILDREN (IF TO BE INSURED ON A CHILDREN'S RIDER.)
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             FULL NAMES OF                SEX   AGE      DATE OF BIRTH     HEIGHT          WEIGHT              RELATIONSHIP TO
                CHILDREN                               MO.   DAY   YEAR   FT.  IN.   CURRENT   1 YR. AGO       PRIMARY INSURED
    _____________________________________/__/__/__/___/__/__/__/__/____/_/__/_/__/___/_______/__________/______________________

    _____________________________________/__/__/__/___/__/__/__/__/____/_/__/_/__/___/_______/__________/______________________

    _____________________________________/__/__/__/___/__/__/__/__/____/_/__/_/__/___/_______/__________/______________________

    _____________________________________/__/__/__/___/__/__/__/__/____/_/__/_/__/___/_______/__________/______________________

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4.  OWNER (IF SOMEONE OTHER THAN THE PRIMARY INSURED.)
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    Name of Owner_________________________________________________________________________________ Date of Birth _____/____/___
    (FIRST, MIDDLE, LAST)
    Address________________________________________________ City ______________________ State ___________________ Zip _________
    Relationship to Primary Insured ___________________________________________ Social Security Number _______-________-_______
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5.  CONTINGENT OWNER (WILL BE OWNER IF OWNER DIES.)  (COMPLETE ON EVERY JUVENILE APPLICATION.)
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    Name of Contingent Owner______________________________________________________________________ Date of Birth _____/____/___
    (FIRST, MIDDLE, LAST)
    Address________________________________________________ City ______________________ State ___________________ Zip _________
    Relationship to Primary Insured ___________________________________________ Social Security Number _______-________-_______
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6.  PRIMARY BENEFICIARY  /  CONTINGENT BENEFICIARY (IF MORE SPACE IS NEEDED CONTINUE IN PART 25.)
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                                                           DATE OF              RELATIONSHIP                 SOCIAL
     FULL NAME OF BENEFICIARY               ADDRESS          BIRTH                TO INSURED                 SECURITY #
    PRIMARY:
    _______________________________ ___________________ ____/_____/______ _________________________    ______-______-__________

    _______________________________ ___________________ ____/_____/______ _________________________    ______-______-__________

    CONTINGENT:  (WILL BE BENEFICIARY IF PRIMARY BENEFICIARY DIES BEFORE PRIMARY INSURED.)

    _______________________________ ___________________ ____/_____/______ _________________________    ______-______-__________

    _______________________________ ___________________ ____/_____/______ _________________________    ______-______-__________

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7. PLAN
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   SPECIFIED AMOUNT $____________________
   TARGET SPECIFIED AMOUNT (INCLUSIVE OF ADDITIONAL PROTECTION RIDER) $______________________
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8. RIDERS
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   / /  WAIVER OF MONTHLY DEDUCTION RIDER                  / /GUARANTEED MINIMUM DEATH BENEFIT RIDER
   / /  ACCIDENTAL DEATH BENEFIT RIDER - AMOUNT $____________________
   / /  SPOUSE RIDER - AMOUNT $___________________        / /CHILDREN'S RIDER - AMOUNT $___________________
   / /  ADDITIONAL PROTECTION RIDER (ATTACH SCHEDULE OF TARGET SPECIFIED AMOUNTS IF ANY CHANGES APPLIED FOR)
   / /  OTHER_______________________________________________________________________________________________


VLOB-41                                                                 (11/97)

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9.  DEATH BENEFIT OPTION
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   / /   OPTION 1 (THE SPECIFIED AMOUNT, OR A MULTIPLE OF THE CONTRACT VALUE, WHICHEVER IS GREATER)
   / /   OPTION 2 (THE SPECIFIED AMOUNT, PLUS THE CONTRACT VALUE, OR A MULTIPLE OF THE CONTRACT VALUE, WHICHEVER IS GREATER)
   / /   OPTION 3 (THE SPECIFIED AMOUNT, PLUS THE PREMIUM ACCUMULATION AT __% INTEREST OR A MULTIPLE OF THE CONTRACT VALUE,
         WHICHEVER IS GREATER)
                                    (IF NO OPTION IS SELECTED HERE, OPTION 1 IS ELECTED.)
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10. PREMIUM AND MODE
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    INITIAL PREMIUM DEPOSIT                                                   PLANNED PREMIUM
     (paid with application)       / /         SINGLE PREMIUM $___________       / /  MONTHLY (Electronic Funds Transfer)
                                   / /         ANNUAL         $___________            $___________     (Attach completed
                $                  / /         SEMI-ANNUAL    $___________             authorization and void check)
                                   / /         QUARTERLY      $___________       / /  OTHER______________________________
                                                                                      $___________________
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11. ALLOCATIONS
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    FOR CONTRACTS ISSUED IN STATES WHICH REQUIRE A RETURN OF PREMIUM TO A POLICY OWNER EXERCISING THE SHORT TERM RIGHT TO CANCEL;
    NET PREMIUMS WILL BE ALLOCATED TO THE NATIONWIDE SEPARATE ACCOUNT TRUST MONEY MARKET FUND OR TO THE FIXED ACCOUNT IF SELECTED
    UNTIL  THE END OF  THE RIGHT  TO CANCEL PERIOD.   AT THE END  OF THIS  PERIOD, YOUR CONTRACT  VALUE WILL BE  ALLOCATED TO THE
    SUBACCOUNTS  INDICATED BELOW.   FOR  STATES REQUIRING  A  RETURN OF  CASH VALUE  YOUR NET  PREMIUM WILL  BE ALLOCATED  TO THE
    SUBACCOUNTS AT THE BEGINNING OF  THE SHORT TERM RIGHT TO  CANCEL PERIOD.  YOUR  SELECTIONS MUST TOTAL 100%.   MINIMUM INITIAL
    ALLOCATION TO ANY SINGLE SUBACCOUNT IS 5%.  NO FRACTIONAL PERCENTAGES.  THESE PERCENTAGES WILL APPLY IN  FUTURE YEARS BUT MAY
    BE CHANGED AT ANY TIME BY THE POLICY OWNER.  (IF NO ALLOCATION INDICATED, MONEY MARKET WILL BE AUTOMATICALLY SELECTED.)

    MORGAN STANLEY                            NEUBERGER & BERMAN                       NATIONWIDE SUBADVISED FUNDS
    ___ %     Emerging Markets Debt Port.     ___ %     AMT Guardian Port.                       Fund Name (Subadvisor)
    ___ %     Real Estate Securities Port.    ___ %     AMT Partners Port.             ___ % Balanced Fund (Salomon Brothers)
                                              ___ %     AMT Mid-Capital Growth Port.   ___ % Equity Income Fund (Federated)
    NATIONWIDE SEPARATE ACCOUNT TRUST                                                  ___ % Global Equity Fund (JP Morgan)
    ___ %     Money Market Fund               OPPENHEIMER                              ___ % High Income Bond Fund (Federated)
    ___ %     Government Bond Fund            ___ %     Capital Appreciation Fund      ___ % Multi Sector Bond Fund
    ___ %     Total Return Fund               ___ %     Growth Fund                             (Salomon Brothers)
    ___ %     Capital Appreciation Fund       ___ %     Growth & Income Fund           ___ % Small Capital Value Fund (Dreyfus)
                                                                                       ___ % Small Companies Fund
    FIDELITY                                  WARBURG PINCUS                                   (Multi Managers)
    ___ %     Contrafund Port.                ___ %     International Equity Port.     ___ % Strategic Growth Fund (Strong)
    ___ %     Equity-Income Port.             ___ %     Growth & Income Port.          ___ % Strategic Value Fund(Strong/Schafer)
    ___ %     Growth Port.                    ___ %     Post-Venture Capital Port.     ___ % Select Advisors Mid Capital Fund
    ___ %     Growth Opportunities Port.                                                           (Three UAM Managers)
    ___ %     High Income Port.               DREYFUS
    ___ %     Overseas Port.                  ___ %     VIF Capital Appreciation Port. AMERICAN CENTURY
                                              ___ %     Stock Index Fund               ___ % VP Income & Growth
    VAN ECK                                   ___ %     Socially Responsible Growth    ___ % VP International
    ___ %     Worldwide Hard Assets Fund                Fund                           ___ % VP Value
    ___ %     Worldwide Emerging Markets
              Fund                            NATIONWIDE LIFE INSURANCE CO.
                                              ___ %     Fixed Account
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12. SUITABILITY (VARIABLE PRODUCTS ONLY)
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    A.  DO YOU UNDERSTAND THAT THE DEATH BENEFIT AND SURRENDER VALUE MAY INCREASE DEPENDING ON THE            YES       NO
        INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT?. . . . . . . . . . . . . . . . . .  . . . . . . . .    / /      / /
    B.  DO YOU BELIEVE THAT THIS POLICY WILL MEET YOUR INSURANCE NEEDS AND FINANCIAL OBJECTIVES? . . . . .    / /      / /
    C.  HAVE YOU RECEIVED A CURRENT COPY OF THE PROSPECTUS?. . . . . . . . . . . . . . . . . . . . . . . .    / /      / /
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13. INSURANCE INFORMATION
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    a.   List all Life Insurance now in force on each person here proposed for insurance.  If None, write "NONE."

         TO BE           PERSON           COMPANY             POLICY NUMBER          AMOUNT         YEAR        ACCIDENTAL
         REPLACED?                                                                                 ISSUED         DEATH
      --------------     ------          --------             -------------          ------        ------       ----------
     / / YES  / / NO
     / / YES  / / NO
     / / YES  / / NO
     / / YES  / / NO

   b.    Will the insurance applied for replace existing Life Insurance or Annuities on any person
         here proposed for insurance?                                                                         YES      NO
         (If "yes", so indicate beside A above.) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    / /     / /
         (COMPLETE AND SEND REPLACEMENT FORMS AND/OR 1035 EXCHANGE FORMS WHERE APPLICABLE.)

   c.    Are you (or anyone here proposed for coverage) now applying for Life Insurance with any other company?
         If "yes", state the company, kind of policy and face amount being applied for . . . . . . . . . .   / /      / /

         ________________________________________________________________________________________________________________________

         ________________________________________________________________________________________________________________________

 VLOB-41

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14.  PHYSICAL MEASUREMENTS
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          INSURED                   HEIGHT           WEIGHT CURRENT       WEIGHT 1 YR AGO          REASON FOR WEIGHT GAIN OR LOSS

     PRIMARY INSURED                Ft.__ In.__          ___ Lbs.             ___ Lbs.             ______________________________
     SPOUSE  (if to be insured)     Ft.__ In.__          ___ Lbs.             ___ Lbs.             ______________________________
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15.  TOBACCO USE
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                                                                                             PRIMARY             SPOUSE  (IF TO
                                                                                              INSURED              BE INSURED)
     a. Have you used tobacco in any form in the past 12 months? . . . . . . . . . . .      / / YES / /NO         / / YES  / /NO
     b. If "yes", specify the KIND of tobacco use? (cigarettes, pipe, cigars, chewing,
        etc.)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     _____________         _______________
     c. How many times per day?. . . . . . . . . . . . . . . . . . . . . . . . . . . .     _____________         _______________
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16.  PERSONAL INFORMATION
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     THE QUESTIONS IN THIS PART APPLY TO ALL PERSONS WHO ARE BEING PROPOSED FOR INSURANCE ON THIS APPLICATION.
     ALL QUESTIONS ARE TO BE ANSWERED BY EACH ADULT LISTED IN PARTS 1 AND 2 AND FOR EACH CHILD LISTED IN PART 3.    YES       NO
     a. Have you ever had any application for Life or Health Insurance (or for reinstatement of Life and
        Health Insurance) declined, postponed, rated-up or limited?  (If "Yes", provide details below.). . . . .    / /      / /
     b. Have you ever applied for or received disability payments for any illness or injury?
        (If "Yes", provide details below.) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    / /      / /
     c. In the past 3 years have you engaged in, or do you intend to engage in:
        flying as a pilot, student pilot, or crew member; racing of an automobile, motorcycle, or any type of motor-powered vehicle; scuba diving, mountain climbing, hang gliding, parachuting, sky diving, bungee jumping, or any type of body-contact or life-threatening sport?  (If "Yes", complete an
        Aviation/Hazardous Activities Questionnaire.). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    / /      / /
     d. Have you ever had your driver's license suspended or revoked; or been convicted of driving while impaired or intoxicated; or been convicted in the past three years of more than one moving violation?
        (If "Yes", give full details below.) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    / /      / /
     e. Except as prescribed by a physician, have you ever used, or been convicted for sale or possession of cocaine or any other narcotic or illegal drug?  (If "Yes", give frequency, most recent date,
        and type of drugs below.) . . . . . .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    / /      / /
     f. Have you ever been convicted of a felony, misdemeanor, or any other crime?  (If "Yes", provide
        details below.). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    / /      / /
     Details of any "yes" answers (indicate name of person): ___________________________________________________________________

     ___________________________________________________________________________________________________________________________

     ___________________________________________________________________________________________________________________________

     ___________________________________________________________________________________________________________________________

     ___________________________________________________________________________________________________________________________

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17.  PERSONAL PHYSICIANS
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     Name, address, and telephone number of Personal Physician(s); GIVE DATE AND REASON LAST CONSULTED.
     a. Primary Insured: ______________________________________________________________________________________________________

     ___________________________________________________________________________________________________________________________

     ___________________________________________________________________________________________________________________________

     b. Spouse (IF TO BE INSURED):______________________________________________________________________________________________

     ___________________________________________________________________________________________________________________________

     ___________________________________________________________________________________________________________________________

     c. Children (IF TO BE INSURED)  (IF CHILDREN HAVE DIFFERENT DOCTORS, MATCH DOCTORS TO SPECIFIC CHILDREN):

     ___________________________________________________________________________________________________________________________

     ___________________________________________________________________________________________________________________________

     ___________________________________________________________________________________________________________________________


VLOB-41


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       THE QUESTIONS IN PARTS 18, 19 AND 20 APPLY TO ALL PERSONS WHO ARE BEING PROPOSED FOR INSURANCE ON THIS APPLICATION.
         ALL QUESTIONS ARE TO BE ANSWERED BY EACH ADULT LISTED IN PARTS 1 AND 2 AND FOR EACH CHILD LISTED IN PART 3.
                  FOR EACH "YES" ANSWER, CIRCLE THE APPROPRIATE ITEM, AND PROVIDE DETAILS IN #21 BELOW.


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18. MEDICAL QUESTIONS
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    To the best of your knowledge and belief, has anyone here proposed for insurance in the past 10 years been
    treated for or been  diagnosed by a member of the medical profession as having:                                 YES     NO
    a. Heart attack, angina (or other pain, discomfort, or tightness of the chest), shortness of breath,
       palpitation, heart murmur, rheumatic fever, or any other disease of the heart or blood vessels?. . . . . .   / /     / /
    b. High blood pressure (hypertension), anemia, or any other disease of the blood? . . . . . . . . . . . . . .   / /     / /
    c. Recurrent dizziness or headaches, fainting spells, convulsions, seizures, epilepsy, stroke,
       Alzheimer's disease, Parkinson's disease, multiple sclerosis, or chronic brain syndrome, neurosis,
       affective disorder, psychosis, or any other brain, nervous, or mental disorder?. . . . . . . . . . . . . .   / /     / /
    d. Asthma, emphysema, tuberculosis, coughing or spitting blood, bronchitis, pleurisy, persistent cough,
       or any other disease of the lungs or respiratory system? . . . . . . . . . . . . . . . . . . . . . . . . .   / /     / /
    e. Any disease or disorder of the eyes, ears, nose or throat, or any defect of sight, hearing or speech?. . .   / /     / /
    f. Colitis, ulcer, hernia, persistent diarrhea, rectal bleeding, or any other disease or disorder
       of the stomach, intestines, or rectum? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   / /     / /
    g. Kidney stones, nephritis, venereal disease, or any other disease of the kidneys, bladder,
       prostate, testes, breasts, uterus, ovaries, or any other part of the urinary tract or reproductive system?   / /     / /
    h. Sugar, albumin, blood, or pus in the urine?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   / /     / /
    i. Diabetes, or any disease of the liver, thyroid, or gallbladder?  . . . . . . . . . . . . . . . . . . . . .   / /     / /
    j. Cancer, or any malignant or benign tumor or cyst, or any disease of the skin or lymph glands?. . . . . . .   / /     / /
    k. Arthritis, rheumatism, or gout; or any chronic back or muscle condition? . . . . . . . . . . . . . . . . .   / /     / /
    l. Phlebitis, varicose veins, or any deformity, paralysis, or loss of limb? . . . . . . . . . . . . . . . . .   / /     / /
    m. Alcoholism, alcohol use, narcotic addiction, drug use, or hallucinations?. . . . . . . . . . . . . . . . .   / /     / /
    n. AIDS (acquired immune deficiency syndrome), ARC (AIDS-related complex), or any other AIDS-related
       condition, or received a positive result of an HIV test?   . . . . . . . . . . . . . . . . . . . . . . . .   / /     / /
    o. Any chronic or persistent disease not mentioned previously?. . . . . . . . . . . . . . . . . . . . . . . .   / /     / /
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19. SUPPLEMENTAL MEDICAL INFORMATION
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    Within the past five years, has anyone here proposed for insurance:                                             YES      NO
    a. Consulted, or been examined or treated by any physician, chiropractor, or other medical practitioner, or by any hospital, clinic, or other medical facility not previously mentioned? (If it was for a
       "check up", annual physical, employment physical, etc., so state and give findings and results
       in #21 below.) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   / /     / /
    b. Had any disease, disorder, injury, or operation not previously mentioned?. . . . . . . . . . . . . . . . .   / /     / /
    c. Had any x-rays, electrocardiograms, or other medical tests for reasons not covered above?. . . . . . . . .   / /     / /
    d. Been advised to have any surgery, hospitalization, treatment or test that was not completed? . . . . . . .   / /     / /
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20. FAMILY HISTORY
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    Has either of your natural parents experienced cardiovascular disease or death prior to age 60?
    (If "yes", provide details below.) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . .   / /     / /
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21. DETAILS OF MEDICAL HISTORY
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    Question Number           PERSON           DATES     DETAILS  (Be specific.  Give full names, addresses and telephone
     & Letter                                            numbers (if available) of physicians, hospitals, etc.)

    ____________________/_________________/_____________/______________________________________________________________________

    ____________________/_________________/_____________/______________________________________________________________________

    ____________________/_________________/_____________/______________________________________________________________________

    ____________________/_________________/_____________/______________________________________________________________________

    ____________________/_________________/_____________/______________________________________________________________________

    ____________________/_________________/_____________/______________________________________________________________________

    ____________________/_________________/_____________/______________________________________________________________________

    ____________________/_________________/_____________/______________________________________________________________________

    ____________________/_________________/_____________/______________________________________________________________________

    ____________________/_________________/_____________/______________________________________________________________________

    ____________________/_________________/_____________/______________________________________________________________________

    ____________________/_________________/_____________/______________________________________________________________________


 VLOB-41

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22. NOTE
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    I understand Nationwide Life Insurance Company/Nationwide Life and Annuity Insurance Company will not accept any premium with this application and the receipt will not be in effect and must not be detached if any person here proposed for insurance has ever been  treated for or been diagnosed by a physician as having:
    high blood  pressure, angina,  or chest  pain or  discomfort; heart  attack, heart murmur,  or other  heart disorder;
    epilepsy, stroke,  or diabetes;  acquired immune  deficiency syndrome  (AIDS), AIDS-related  complex (ARC),  any
    AIDS-related  disorder or positive  HIV test result; any  brain, nervous,  or mental disorder; any  drug or alcohol addiction;  any kidney disorder (other than kidney stones); or any cancer or other malignancy.
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23. TAXPAYER IDENTIFICATION NUMBER
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    Under the Interest and Dividend Compliance Act of 1983, persons owning insurance policies are required to provide the
    Company with certification that their taxpayer identification number is correct.  (For most individuals, this is their
    Social Security Number.) If  you do not provide us with certification  of this number, you may be subject to a  $50 penalty imposed by the Internal Revenue Service. In addition, we will  be forced  to withhold  31% from interest  and other payments  we make  to you  (known as backup withholding).  It is  not an additional tax, since  the amount withheld will be applied  against the tax you owe. If withholding results in an overpayment of taxes, a refund may be obtained.
    / / Check this box if the Internal Revenue Service has notified you that you are not subject to the provisions of this law.
    Otherwise, your  signature on this  application is certification  that the taxpayer identification  number on this application is true, correct, and complete.
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24. IMPORTANT NOTICE
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    I UNDERSTAND THAT THE DEATH BENEFIT UNDER A VARIABLE LIFE INSURANCE  POLICY MAY INCREASE OR DECREASE, DEPENDING ON
    THE  INVESTMENT RETURN ON THE SUBACCOUNT(S) I  SELECT.  REGARDLESS OF INVESTMENT  RETURN, THE DEATH BENEFIT  CAN NEVER
    BE LESS THAN  THE SPECIFIED AMOUNT,  AS LONG AS THE POLICY IS IN FORCE.   THE CONTRACT VALUE MAY INCREASE OR DECREASE
    ON ANY DAY, DEPENDING ON THE INVESTMENT RETURN FOR THE POLICY.  NO MINIMUM CONTRACT VALUE IS GUARANTEED.  ON REQUEST, WE
    WILL FURNISH ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS AND CONTRACT VALUES FOR A VARIABLE LIFE INSURANCE POLICY
    AND A FIXED LIFE INSURANCE POLICY FOR THE SAME PREMIUM.
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25. SPECIAL INSTRUCTIONS
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                                                    AGREEMENT, AUTHORIZATION AND SIGNATURES
 I have read this  application.  I understand each of the  questions.  All of the answers and  statements on this form are complete and true to the best of my knowledge and belief.  I understand and agree that:
 1.  This application, any  amendments to it, and  any related medical examinations will  become a part of  the Policy and are  the basis of any insurance issued upon this application.
 2.  Any person who submits an application or a claim containing a false or deceptive statement, and does so with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, is guilty of insurance fraud.
 3.  No medical examiner and no  agent or other representative  of Nationwide may accept risks  or make or change  any contract, or waive or change any of the Company's rights or requirements.
 4.  If the full first premium payment is made in exchange for a Temporary Insurance Receipt (with the same date and number as this form), Nationwide will only be liable to the extent set forth in that receipt.
 5.  IF THE FULL FIRST PREMIUM IS NOT  PAID WITH THIS APPLICATION, THEN INSURANCE  WILL ONLY TAKE EFFECT WHEN ALL  OF THE FOLLOWING
     CONDITIONS ARE MET:
     a. IF A POLICY IS ISSUED BY NATIONWIDE AND IS ACCEPTED BY ME; AND
     b. IF THE FULL FIRST PREMIUM IS PAID; AND
     c. IF ALL  THE ANSWERS AND STATEMENTS MADE ON THE APPLICATION,  MEDICAL EXAMINATION(S) AND AMENDMENTS CONTINUE TO BE TRUE TO
        THE BEST OF MY KNOWLEDGE AND BELIEF.
 I have received the pre-notice form of  the Fair Credit Reporting Act of 1970 and the  Medical Information Bureau disclosure form.
 I certify that the Social Security Number given is correct and complete.

 I authorize: any licensed physician or medical  practitioner; any hospital, clinic or other medical or medically related facility;
 any insurance company; the Medical Information Bureau; or any  other organization, institution or person who has knowledge  of me;
 to give that information to the Medical Director of the Nationwide Insurance Company, or its reinsurers.  This authorization, or a copy of it, will be valid for a period of not more than one year from the date it was signed.

 Signed at_____________________________________________, on ___________________,______________________________________.

       I have truly and accurately recorded all
       Proposed Insured's answers on this application       __________________________________________________________
       and have witnessed his/her/their signature(s)              Signature of Primary Insured (if over age 14)
       hereon.
                                                            __________________________________________________________
       To the best of my knowledge, the insurance                    Signature of Spouse (if to be insured)
       applied for
       / /  will    / /  will not (CHECK ONE) replace       __________________________________________________________
       any life insurance or annuity.                       Signature of Applicant (if other than the Primary Insured)

       ________________________________________________
       Licensed Resident Agent Signature       Firm         __________________________________________________________
                                                                                Signature of Owner
      _________________________________________________
      Agent's Name (Print)           License ID Number

      NO.


VLOB-41

This receipt must not be detached and in no event will there be any temporary insurance unless the full first premium required by the Company has been paid at the time of this application.

                                             TEMPORARY INSURANCE RECEIPT                        NO.
                          NATIONWIDE LIFE INSURANCE COMPANY/NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                                                   COLUMBUS, OHIO

Received from ____________________________________________________________ this ______________________ day of ___________, ________
the sum of _________________________________ dollars ($______________).

The temporary insurance that is provided by this receipt is for the coverage afforded by the initial premium deposit that is shown in question 10 on page 2 of the application which has the same date and number as this receipt; except that the total coverage with this Company under this and all other receipts will not exceed $1,000,000 on the person who is proposed for insurance, regardless of the total amount(s) or number of receipts or applications.

If coverage afforded by the premium shown in question 10 on page 2 is more than $1,000,000 of insurance under this and/or any other application, the company's liability will be no more than $1,000,000 plus a prorated return of premium submitted in excess of the premium required to afford the $1,000,000 of insurance coverage.

Temporary insurance for the person who is proposed for coverage will be in force on the date of this receipt, subject to the terms of the policy applied for in this application.  Coverage will end on the earliest of:

   1.  The date the policy is issued.  (The policy will replace the temporary insurance.)
   2.  The date the Company returns the premium deposit and mails a written notice to the Applicant that said insurance has ended for each person who is proposed for insurance.
   3.  The 45th day after the date of this receipt (unless the receipt has been replaced earlier or has ended as noted in 1 or 2).

Fraud or material misrepresentation in this application voids the agreement.  In such cases, the Company's only liability is for a refund of the payment made.

If any person who is proposed for coverage dies by suicide, the Company's only liability with respect to that person under this receipt is for a refund of payment made for that person's portion of the insurance applied for.


      ___________________________________________________
      I have read and agree to the terms of this receipt.                             _________________________________
                                                                                      Licensed Resident Agent Signature
      ___________________________________________________
         Signature of Proposed Insured (if over age 14)                               _________________________________
                                                                                                    Date
      ___________________________________________________
         Signature of Applicant if other than Insured



                                                           IMPORTANT NOTICE
                                                  DETACH AND GIVE TO PROPOSED INSURED
                              PRE-NOTICE OF PROCEDURES AS REQUIRED BY THE FAIR CREDIT REPORTING ACT OF 1970

This notice is to inform you that as part of our normal underwriting procedures in connection with an application for insurance:

1. An investigative consumer report may be made whereby information is obtained through personal interviews with your neighbors, friends or others with whom you are acquainted.  This inquiry will include information as to character, general reputation, personal characteristics and mode of living, except as may be related directly or indirectly to your sexual orientation, with respect to you, members of your family, and others having an interest in or closely connected with the insurance transaction;
   and

2. Upon your written request, made within a reasonable time after you receive this notice, additional information as to the nature and scope of the investigation, if one is made, will be provided.  Requests for additional information should be addressed to
   Nationwide Life Insurance Company/Nationwide Life and Annuity Insurance Company, Box 182150, Columbus, Ohio 43218-2150.


                                             MEDICAL INFORMATION BUREAU DISCLOSURE NOTICE

Information regarding your insurability will be treated as confidential.  Nationwide Life Insurance Company/Nationwide Life and
Annuity Insurance Company, or its reinsurer(s) may, however, make a brief report thereon to the Medical Information Bureau, a non-
profit membership organization of life insurance companies, which operates an information exchange on behalf of its members.  If you apply to another Bureau member company for life or health insurance coverage or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file.  (Medical information will be disclosed only to your attending physician.)  If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting
Act.   The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number (617) 426-3660.

Nationwide Life Insurance Company/Nationwide Life and Annuity Insurance Company or its reinsurer(s) may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.
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